Exhibit 10 (ff)

ASSIGNMENT AND CONSENT

THIS ASSIGNMENT AND CONSENT (the “Assignment”)is made and entered into this 22 day of December, 2006, by and among NJI SALES, INC., formerly known as EJI SALES, INC., a Delaware corporation, having its principal office and place of business at 108 Traders Cross, Suite 200, Okatie, SC 29909 (“NJI SALES”), NETJETS INTERNATIONAL, INC., formerly known as EXECUTIVE JET INTERNATIONAL, INC., a Delaware corporation, having its principal office and place of business at 108 Traders Cross, Suite 200, Okatie, SC 29909 (“NJI”), NETJETS SERVICES, INC., formerly known as Executive Jet Services, Inc., a Delaware corporation, whose address is 4111 Bridgeway Avenue, Columbus, Ohio 43219 (“SERVICES”), ALBERTO-CULVER USA, INC., a Delaware corporation, having its principal office and place of business at 2525 Armitage Avenue, Melrose Park, Illinois 60160 (“ASSIGNOR”) and 18000 LLC, a Delaware limited liability company, whose address is c/o Bernick Holdings, Inc., 401 N. Michigan Avenue, Suite 1818, Chicago, Illinois 60611 (“ASSIGNEE”).

WITNESSETH:

WHEREAS, ASSIGNOR and NJI SALES entered into a Gulfstream IV-SP Purchase Agreement dated January 31, 1997 (the “Purchase Agreement”), for the purchase of a fifty percent (50%) undivided interest in Gulfstream IV-SP aircraft serial number 1295 bearing United States Registration Number N495QS (the “Aircraft”);

WHEREAS, ASSIGNOR and NJI entered into a Gulfstream IV-SP Management Agreement dated January 31, 1997, as amended, covering the Aircraft (the “Management Agreement”);

WHEREAS, ASSIGNOR and SERVICES entered into a Gulfstream IV-SP Master Interchange Agreement dated January 31, 1997, covering the Aircraft (the “Master Interchange Agreement”);

WHEREAS, ASSIGNOR and other undivided interest owners of the Aircraft entered into a Gulfstream IV-SP Owners Agreement dated January 30, 1997, covering certain agreements among themselves (the “Owners Agreement”);

WHEREAS, ASSIGNOR, Gulfstream Aerospace Corporation, NJI, NJI SALES, and SERVICES entered into an Assignment and Consent Agreement dated August 17, 1999, wherein ASSIGNOR assigned its rights to and obligations for a thirty-seven and one-half percent (37.5%) undivided interest in the Aircraft, arising from and after August 17, 1999 to Gulfstream Aerospace Corporation, and Gulfstream Aerospace Corporation assumed ASSIGNOR'S rights and obligations for a thirty-seven and one-half percent (37.5%) undivided interest in the Aircraft arising from and after August 17, 1999;

WHEREAS, pursuant to Section 7 of the Purchase Agreement, ASSIGNOR wishes to assign a six and one-quarter percent (6.25%) interest in the Aircraft (the “Assigned Interest”) and to maintain a six and one-quarter percent (6.25%) undivided interest in the Aircraft (the

“Remaining Interest”), by assigning its rights to and obligations under the aforementioned agreements for the Assigned Interest arising from and after the date hereof to ASSIGNEE, and ASSIGNEE wishes to assume ASSIGNOR’S rights and obligations arising from and after the date hereof under the aforementioned agreements with regard to the Assigned Interest; and

WHEREAS, NJI SALES, NJI and SERVICES wish to give their consent to such assignment.

NOW, THEREFORE, the parties to this Assignment and Consent agree as follows:

1.	Effective upon the Closing (as hereinafter defined), ASSIGNOR hereby assigns to ASSIGNEE clear title to the Assigned Interest, and ASSIGNEE accepts ownership of the Assigned Interest and assumes all the associated obligations under the aforementioned agreements with regard to the Assigned Interest arising from and after the Closing.

2.	The aforementioned agreements with regard to the Assigned Interest are hereby assigned from ASSIGNOR to ASSIGNEE for a purchase price equal to One Million Two Hundred Thousand Dollars ($1,200,000.00), plus any applicable sales tax (the “Purchase Price”) paid in immediately available funds.

3.	ASSIGNOR will maintain the Remaining Interest.

4.	NJI SALES, NJI and SERVICES agree and consent to this Assignment.

5.	The Schedule to the Management Agreement is amended by deleting the current Schedule and replacing it with the Assigned Interest Schedule and the Remaining Interest Schedule.

6.	The ASSIGNEE agrees to all terms and conditions of the aforementioned agreements and shall be entitled to all claims, rights, and benefits thereunder or resulting therefrom.

7.	The Closing (the “Closing”) shall take place on December 22, 2006 provided that the Aircraft shall then be positioned on the ground in one of the following states: New Hampshire, Oregon, Alaska, Montana, Massachusetts, Connecticut, or Delaware (collectively, the “Closing Jurisdiction”). In the event NJI is unable to position the Aircraft on the ground in one of the Closing Jurisdictions on or before January 2, 2007, NJI shall use commercially reasonable efforts to position the Aircraft on the ground in one of the Closing Jurisdictions as soon as practicable. In addition to the foregoing, the following conditions shall be satisfied prior to Closing: (i) each of ASSIGNOR and ASSIGNEE has executed and delivered to NJI this Assignment and all related documents: and (ii) ASSIGNOR has delivered to NJI an executed Form 8050-2 Aircraft Bill of Sale for the Assigned Interest, in a form acceptable for recording with the Federal Aviation Administration (the “FAA”). NJI shall prepare and arrange for filing with the FAA Aircraft Registry, all necessary documents sufficient to transfer and record the ownership of the Assigned Interest to ASSIGNEE.

8.	This Assignment shall be governed by the laws of the State of Ohio without giving effect to Ohio’s principles of conflicts of laws, and shall be construed in a manner consistent with the obligations of the parties under the aforementioned agreements.

9.	This Assignment may be executed in counterparts, which shall, individually or in the aggregate, constitute a fully executed and binding agreement.

10.	From the date hereof, except as provided herein, ASSIGNOR shall have no further liability under the aforementioned agreements with regard to the Assigned Interest and the ASSIGNEE shall assume all of the ASSIGNOR’S rights, duties and liabilities under the aforementioned agreements with regard to the Assigned Interest arising from and after the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their duly authorized representatives.

NJI SALES, INC.		ALBERTO-CULVER USA, INC.
(“NJI SALES”)		(“ASSIGNOR”)

BY:	/s/ William D. Wulf	BY:	/s/ Gary P. Schmidt
	William D. Wulf		Gary P. Schmidt
Title:	Senior Vice President and CFO	Title:	Secretary

18000 LLC		NETJETS INTERNATIONAL, INC.
(“ASSIGNEE”)		(“NJI”)

By:	Bernick Holdings, Inc.	BY:	/s/ William D. Wulf
Its:	Sole Member		William D. Wulf
		Title:	Senior Vice President and CFO
By:	/s/ Howard B. Bernick
Howard B. Bernick
Title:	President

NETJETS SERVICES, INC.
(“SERVICES”)

BY:	/s/ David S. Beach
David S. Beach
Title:	Senior Vice President

ASSIGNED INTEREST SCHEDULE

Interest Percentage	6.25%

Monthly Management Fee	$14,597 (subject to Annual Escalation)*

Established Avg. Rate per Gallon for Fuel	$1.60

Fuel Variable Rate	$8.33 per Occupied Hour per $.01 Differential

Minimum Telephonic Notice	10 Hours

Allotted Hours	50 hours per year (or prorated for part thereof)

Occupied Hourly Rate Charge	$3,915 (subject to Annual Escalation)*

Annual Available Hours per year	62.5 hours per year

Ferry Charge	$2,301 per hour (subject to Annual Escalation)*

Supplemental Hourly Charge:

$12,681 per Occupied Hour (subject to Annual Escalation)* for each hour flown in excess of 50.0 Occupied Hours per year (excluding up to 12.5 Carry Over Hours, if available) or $13,950 for each hour flown in excess of 62.5 Occupied Hours per year (excluding up to 12.5 Carry Over Hours, if available).

Gulfstream IV-SP (GIV-SP)
Serial No.	1295
FAA Registration No.	N495QS

*	Annual Escalation—Each of the applicable Occupied Hourly Rate Charge, Ferry Charge and Supplemental Hourly Charge shall be adjusted by the Consumer Price Index and the Monthly Management Fee shall be adjusted by the greater of the Consumer Price Index or 3.75% (on a cumulative basis) on January 1 of each year commencing January 1, 2007.

EXCHANGE SCHEDULE PURSUANT TO SECTION 8

In the event Owner requests use of an Aircraft other than a Gulfstream IV-SP aircraft then the Passenger Occupied Hours applicable for such trip shall be adjusted as follows:

Type of Aircraft	Percentage Equivalent to Use of a Gulfstream IV-SP
Citation V Ultra	45%
Hawker 400XP	48%
Citation Encore	50%
Citation Excel	55%
Hawker 800XP	60%
Citation X	75%
Gulfstream 200	80%
Falcon 2000/ Falcon 2000EX EASy	85%
Gulfstream IV-SP / Gulfstream 400 / Gulfstream 450	100%
Gulfstream V / Gulfstream 550	130%
Boeing 737-700	180%

NJI reserves the right in its sole discretion to amend the above percentages and to add or delete type of aircraft on sixty (6O) days prior written notice.

REMAINING INTEREST SCHEDULE

Interest Percentage	6.25%

Monthly Management Fee	$14,597 (subject to Annual Escalation)*

Established Avg. Rate per Gallon for Fuel	$1.60

Fuel Variable Rate	$8.33 per Occupied Hour per $.01 Differential

Minimum Telephonic Notice	10 Hours

Allotted Hours	50 hours per year (or prorated for part thereof)

Occupied Hourly Rate Charge	$3,915 (subject to Annual Escalation)*

Annual Available Hours per year	62.5 hours per year

Ferry Charge	$2,301 per hour (subject to Annual Escalation)*

Supplemental Hourly Charge:

$12,681 per Occupied Hour (subject to Annual Escalation)* for each hour flown in excess of 50.0 Occupied Hours per year (excluding up to 12.5 Carry Over Hours, if available) or $13,950 for each hour flown in excess of 62.5 Occupied Hours per year (excluding up to 12.5 Carry Over Hours, if available).

Gulfstream IV-SP (GIV-SP)
Serial No,	1295
FAA Registration No.	N495QS

*	Annual Escalation—Each of the applicable Occupied Hourly Rate Charge, Ferry Charge and Supplemental Hourly Charge shall be adjusted by the Consumer Price Index and the Monthly Management Fee shall be adjusted by the greater of the Consumer Price Index or 3.75% (on a cumulative basis) on January 1 of each year commencing January 1, 2007.

EXCHANGE SCHEDULE PURSUANT TO SECTION 8

In the event Owner requests use of an Aircraft other than a Gulfstream IV-SP aircraft then the Passenger Occupied Hours applicable for such trip shall be adjusted as follows:

Type of Aircraft	Percentage Equivalent to Use of a Gulfstream IV-SP
Citation V Ultra	45%
Hawker 400XP	48%
Citation Encore	50%
Citation Excel	55%
Hawker 800XP	60%
Citation X	75%
Gulfstream 200	80%
Falcon 2000/ Falcon 2000EX EASy	85%
Gulfstream IV-SP / Gulfstream 400 / Gulfstream 450	100%
Gulfstream V / Gulfstream 550	130%
Boeing 737-700	180%

NJI reserves the right in its sole discretion to amend the above percentages and to add or delete type of aircraft on sixty (60) days prior written notice.

UNITED STATES OF AMERICA U.S. DEPARTMENT OF TRANSPORTATION FEDERAL AVIATION ADMINISTRATION AIRCRAFT BILL OF SALE			FORM APPROVED OMB NO. 2120-0042

FOR AND IN CONSIDERATION OF $1+OVC THE UNDERSIGNED OWNER(S) OF THE FULL LEGAL AND BENEFICIAL TITLE OF* THE AIRCRAFT DESCRIBED AS FOLLOWS:

UNITED STATES	N	495QS
REGISTRATION NUMBER
AIRCRAFT MANUFACTURER & MODEL Gulfstream Aerospace G-IV
AIRCRAFT SERIAL No. 1295
DOES THIS 22nd DAY OF December 2006 HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL RIGHTS, TITLE, AND INTERESTS IN AND TO* SUCH AIRCRAFT UNTO:			Do Not Write In This Block FOR FAA USE ONLY
PURCHASER	NAME AND ADDRESS (IF INDIVIDUAL(S), GIVE LAST NAME, FIRST NAME, AND MIDDLE INITIAL) 18000 LLC Two Leadership Square 10th Floor Oklahoma City, OK 73102		UNDIVIDED INTEREST *6.25% of 100%
DEALER CERTIFICATE NUMBER
AND TO THEIR SUCCESSORS ~~EXECUTORS, ADMINISTRATORS,~~ AND ASSIGNS TO HAVE AND TO HOLD SINGULARLY THE SAID AIRCRAFT FOREVER, AND WARRANTS THE TITLE THEREOF:
IN TESTIMONY WHEREOF I HAVE SET MY HAND AND SEAL THIS 22nd DAY OF December, 2006
SELLER	NAME(S) OF SELLER (TYPED OR PRINTED)	SIGNATURE(S) (IN INK) (IF EXECUTED FOR CO-OWNERSHIP, ALL MUST SIGN.)	TITLE (TYPED OR PRINTED)
Alberto-Culver
	USA, Inc.	/s/ Gary P. Schmidt	Secretary
Gary P. Schmidt

ACKNOWLEDGMENT (NOT REQUIRED FOR PURPOSES OF FAA RECORDING: HOWEVER, MAY BE REQUIRED

BY LOCAL LAW FOR

VALIDITY OF THE INSTRUMENT.)

ORIGINAL:

AC Form 8050-2 (9/92) (NSN 0052-00-629-0003) Supersedes Previous Edition

LETTER AGREEMENT

December 22, 2006

Mr. John F. Dickens

Alberto-Culver USA, Inc.

2525 Armitage Avenue

Melrose Park, Illinios 60160

Mr. Howard Bernick

18000 LLC

c/o Bernick Holdings, Inc.

401 N. Michigan Avenue

Suite 1818

Chicago, Illinois 60611

Dear Mr. Dickens and Mr. Bernick:

We refer to the Purchase Agreement, Management Agreement and Master Interchange Agreement each dated January 31, 1997, and the Owners Agreement dated January 30, 1997 (collectively, the “Operative Documents”) for the acquisition of a fifty percent (50%) undivided interest in Gulfstream IV-SP aircraft serial number 1295, N495QS (the “Aircraft”) by Alberto-Culver USA, Inc. a Delaware corporation whose address is 2525 Armitage Avenue, Melrose Park, Illinois 60160 (“ACUSA”); and which 50% undivided interest was later reduced, as of August 17, 1999, to a twelve and one-half percent (12.5%) undivided interest.

We further refer to the Assignment and Consent dated December 22, 2006 wherein ACUSA assigned half of its interest, (or a six and one-quarter percent (6.25%) undivided interest) in the Aircraft to 18000 LLC, a Delaware limited liability company whose address is c/o Bernick Holdings, Inc., 401 N. Michigan Avenue, Suite 1818, Chicago, Illinois 60611 (“18000”). Capitalized terms used but not defined herein with respect to the Operative Documents will have the meaning given to them in the Operative Documents.

It is hereby agreed and understood between the parties hereto that upon the effective date of the Assignment and Consent a Final hours reconciliation will take place with regard to the Allotted Hours used under the ACUSA interest. The final accounting will determine how many Allotted Hours ACUSA was entitled to use during its pro rata ownership term of the

12.5% interest. If ACUSA flew less than the Allotted Hours to which it was entitled, then half of those unused Allotted Hours shall be made available to 18000 on the effective date of the Assignment and Consent to be used on a pro rata basis over the term (including the renewal term commencing on January 31, 2007 pursuant to that certain Renewal Amendment between 18000 and NetJets International, Inc. dated January     , 2007) of the 6.25% interest in the Aircraft for so long as 18000 retains its 6.25% interest.

ACUSA does not hereby represent that there are or will be any unused Allotted Hours available to 18000 on the effective date of the Assignment.

Except to the extent the terms of the Operative Documents or the Assignment and Consent may be modified or amended by the terms of this Letter Agreement, all the terms of the Operative Documents and the Assignment and Consent shall continue in full force and effect and shall not otherwise be affected, amended or modified by this Letter Agreement.

Sincerely,	Agreed and Accepted:

Alberto-Culver USA, Inc. (“ACUSA”)
/s/ William D. Wulf
William D. Wulf	BY:	/s/ Gary P. Schmidt
Senior Vice President and CFO	TITLE:	Secretary
NetJets International, Inc.

18000 LLC
(“18000”)

	By:	Bernick Holdings, Inc.
	Its:	Sole Member

	BY:	/s/ H. B. Bernick
Howard B. Bernick
	TITLE:	President

Hours Reconciliation

Final Calculation1

12/22/06 RCT

Alberto-Culver USA, Inc.			Assignor
Gulfstream IV-SP			N495QS
Interest Size			12.500%
Standard Hours Allotted per Year			100.0
Contract Start Date			1/30/2006
Calculation Date (Estimated Assignment Effective Date)			12/22/2006
Days Used in Term [2]			326
Hours Allotted per Day			0.27397
Standard Hours Allotted for Term			89.3
Carryover Hours [3]		Renewal	45.0
Total Hours Allotted for Term			134.3
Total Contract Hours Used for Term	Preliminary Invoice Ending	12/31/2006	95.7
(Over) / Under Flown Hours			38.6

[1]	All calculations subject to change upon final review and distribution of Flight Activity Invoice.
[2]	Number of days in term will be dependent upon payment of Monthly Management Fee.
[3]	Previously applied Overflown or Underflown Hours.

*	Does not include a flight on 12/28 from New Orleans to West Palm Beach for approx. 2.5 hours.

Total Contract Allotted Hours	145.0
Total Contract Hours Used	95.7
Actual Contract Hours Remaining	49.3

Remaining Interest
Gulfstream IV-SP			N495QS
Interest Size			6.250%
Standard Hours Allotted per Year			50.0
Contract Start Date (Estimated Assignment Effective Date)			12/22/2006
Original Contract End Date			1/30/2007
Days Contract will be Active			39.0
Years Contract will be Active			0.11
Standard Hours Allotted per Day			0.13699
Standard Hours Allotted for Term			5.3
Hours Allotted per Year (Prorata hours for partial years)			5.3
	(Over) / Underflown Hours	19.3
Adjusted Contract Hours Allotted for the Term plus Underflown hours.			24.6

18000 LLC	Assigned Interest		Assignee
Assigned Interest Size			6,250%
Standard Hours Allotted per Year			50.0
Contract Start Date (Estimated Assignment Effective Date)			12/22/2006
Original Contract End Date			1/30/2007
Days Remaining in Term			39
Years Remaining in Term			0.11
Standard Hours Allotted per Day			0.13699
Underflown Hours from Alberto-Culver.			19.3
Standard Hours Allotted for Term			5.3
Adjusted Contract Hours Allotted for the Term plus Underflown hours from Alberto-Culver.			24.6